UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 31, 2010

COGO GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-43210

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective as of December 31, 2010, Comtech Broadband Corporation Limited (“Comtech Broadband”), a wholly owned subsidiary of Cogo Group, Inc. (the “Company”), entered into an amendment (the “Amendment”) to its factoring agreement with Bank of China (Hong Kong) Limited (“BOC”) dated April 28, 2010 (the “Factoring Agreement”).

Pursuant to the terms of the Amendment, the line of credit granted by BOC to Comtech Broadband in the Factoring Agreement was increased to US$50,000,000 or its equivalent Hong Kong dollars.  The liabilities of Comtech Broadband under the Amendment are guaranteed by unlimited corporate guarantees by the Company and by Comtech International (Hong Kong) Limited and Keen Awards Limited, each subsidiaries of the Company.  Additionally, the Amendment requires that (i) the Company retain at least 50% of its equity interest in Comtech Broadband, (ii) Mr. Jingwei “Jeffrey” Kang  remains as the single largest beneficial owner of the Company’s shares as well as the Chairman of the Board of Directors, (iii) the Company maintains a tangible net worth of not less than RMB1 Billion, (iv) the Company maintains its NASDAQ listing; and (v) the Consolidated Net Borrowing Ratio (as used in the Factoring Agreement) shall not exceed 0.25x.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the provisions of the document. The Amendment is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Factoring Agreement by and Between Bank of China (Hong Kong) Limited and Comtech Broadband Corporation Limited (1)
10.2	Amendment to the Factoring Agreement by and between Bank of China (Hong Kong) Limited and Comtech Broadband Corporation Limited, dated October 13, 2010.

(1)	Incorporated by reference to the Current Report on Form 8-K dated April 23, 2010 and filed with the Commission on April 29, 2010.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2011	COGO GROUP, INC.
By: /s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Factoring Agreement by and Between Bank of China (Hong Kong) Limited and Comtech Broadband Corporation Limited (1)
10.2	Amendment to Factoring Agreement by and between Bank of China (Hong Kong) Limited and Comtech Broadband Corporation Limited, dated October 13, 2010.

(1)	Incorporated by reference to the Current Report on Form 8-K dated April 23, 2010 and filed with the Commission on April 29, 2010.